Exhibit 1(a)







      Proposed form of Underwriting Agreement relating to Collateral Trust Bonds ("Bonds").



                FORM OF UNDERWRITING AGREEMENT


          For the Purchase of Collateral Trust Bonds
                     of IES Utilities Inc.



IES Utilities Inc.
c/o Winthrop, Stimson, Putnam & Roberts
One Battery Park Plaza
New York, New York 10004-1490


           SECTION 1. Purchase and Sale. On the basis of the representations and warranties, and subject to the terms and conditions, set forth in this agreement ("Underwriting Agreement"), each Underwriter (defined below) shall purchase from IES Utilities Inc. ("Company"), severally and not
jointly,   and  the  Company  shall  sell  to  each   of   the
Underwriters (defined below), the principal amount of the Company's Collateral Trust Bonds (defined below) set forth opposite the name of such Underwriter in Schedule II hereto at the price specified in Schedule I hereto, plus accrued interest, if any, at the rate specified in Schedule I hereto from either the first day or the fifteenth day, as specified in Schedule I hereto, of the month in which such Bonds are issued, to the Closing Date (hereinafter defined). The aggregate principal amount of such Collateral Trust Bonds being sold hereunder is hereinafter referred to as the "Bonds."

           SECTION 2. Underwriters and Representative. The term "Underwriters," as used herein, shall be deemed to mean the several persons, firms, or corporations named in Schedule II hereto (including any substituted Underwriters under the provisions of Section 6), and the term "Representative," as used herein, shall be deemed to mean the representative or representatives of such Underwriters by whom or on whose behalf this Underwriting Agreement is signed. If there shall be one person, firm, or corporation named in said Schedule II, the term "Underwriters" and the term "Representative," as used herein, shall mean that person, firm, or corporation. All obligations of the Underwriters are several and not joint. The use of the term "Underwriter" herein shall not be deemed to establish or admit that a purchaser of the Bonds is an "underwriter" of the Bonds as such term is defined in and used under the Securities Act of 1933, as amended ("Securities Act").

           SECTION 3. Description of the Bonds. The Bonds shall be in the aggregate principal amount and shall mature on the date specified in Schedule I hereto, and shall be issued under and secured by the Indenture of Mortgage and Deed of Trust, dated as of September 1, 1993, of the Company to The First National Bank of Chicago, as Trustee ("Trustee"), as amended and supplemented to the date hereof, and as it will be supplemented by a supplemental indenture ("Supplemental Indenture") relating to the Bonds. Said Indenture of Mortgage and Deed of Trust, as so supplemented, is hereinafter referred to as the "Mortgage." The Bonds shall bear interest at the rate per annum specified in Schedule I hereto. The Bonds are more fully described in the Prospectus hereinafter referred to and in the Company's letter dated ________________, to prospective purchasers of the Bonds. The Bonds will be a portion of the Company's debt securities issued under the Mortgage ("Collateral Trust Bonds").

           SECTION 4.  Representations and Warranties  of  the
Company.  The Company represents and warrants that:

               (a) It has filed with the Securities and Exchange Commission ("Commission") a registration statement (File No. 33-_________) ("Registration Statement") for the registration of $250,000,000 principal amount of the Company's Collateral Trust Bonds under the Securities Act, and the Registration Statement has become effective. No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or threatened by the Commission. The prospectus forming a part of the Registration Statement at the time the Registration Statement heretofore initially became effective, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus." In the event that the Basic Prospectus shall have been amended, revised, or supplemented (but excluding any amendments, revisions, or supplements to the Basic Prospectus relating solely to the offering of Collateral Trust Bonds other than the Bonds) prior to the time of effectiveness of this Underwriting Agreement, and with respect to any documents filed by the Company pursuant to
          Section 13, 14, or 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), after the time the Registration Statement initially became effective and up to the time of effectiveness of this Underwriting Agreement (but excluding documents incorporated therein by reference relating solely to the offering of Collateral Trust Bonds other than the Bonds), which documents are deemed to be incorporated by reference in the Basic Prospectus, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised, or supplemented. The Registration Statement as it initially became effective and as it may have been amended by any amendment thereto incorporated in the Basic Prospectus (including for these purposes as an amendment any document incorporated by reference in the Basic Prospectus) and the Basic Prospectus as it shall be supplemented to reflect the terms of offering and sale of the Bonds by a prospectus supplement ("Prospectus Supplement") to be filed with the Commission pursuant to Rule 424 under the Securities Act ("Rule 424"), are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively.

               (b) After the time of effectiveness of this Underwriting Agreement, the Company will not file (i) any amendment to the Registration Statement (except any amendment relating solely to the offering of Collateral Trust Bonds other than the Bonds) or supplement to the Prospectus or (ii) prior to the time that the Prospectus is filed with the Commission pursuant to Rule 424, any document which is to be incorporated by reference in, or any supplement (including the Prospectus Supplement) to, the Basic Prospectus, in either case without prior notice to the Representative and to Dorsey & Whitney ("Counsel for the Underwriters"), or any such amendment, supplement, or document to which said Counsel shall reasonably object on legal grounds in writing. For purposes of this Underwriting Agreement, any document filed with the Commission after the effectiveness of this Underwriting Agreement and incorporated by reference in the Prospectus (except documents incorporated by reference relating solely to the offering of Collateral Trust Bonds other than the Bonds) pursuant to Item
          12 of Form S-3 shall be deemed a supplement to the Prospectus.

               (c) The Registration Statement, at the time of its effectiveness, fully complied, the Mortgage, at the time of its execution, will fully comply and the Prospectus, when filed with the Commission pursuant to Rule 424 and at the Closing Date (hereinafter defined), as it may then be supplemented or amended, will fully comply, in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations will be deemed to comply therewith; the documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, on the date first filed with the Commission pursuant to the Exchange Act, fully complied and on the date the Prospectus is filed with the Commission pursuant to Rule 424 and at the Closing Date (hereinafter defined) will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations were or will be deemed to comply therewith; on the respective dates of their effectiveness, the Registration Statement and any post-effective amendment thereto (but excluding in each case any post-effective amendment relating solely to the offering of Collateral Trust Bonds other than the Bonds) or, if later than such dates, on the date that the Company's most recent annual report on Form 10-K was filed with the Commission under the Exchange Act, the Registration Statement, as amended by any such post-effective amendment, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, at the date it is filed with the Commission pursuant to Rule 424 and at the Closing Date (hereinafter defined), as it may be amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and on said dates and at such times, the documents then incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, when read together with the Prospectus, or the Prospectus as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph
          (c) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by or through the Representative on behalf of any Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus, as they may be amended or supplemented, or to any statements in or omissions from the statement of eligibility, as it may be amended, under the Trust Indenture Act of the Trustee under the Mortgage.

               (d) The Federal Energy Regulatory Commission has authorized the issuance and sale of the Bonds; such authorization is in full force and effect; the issuance and sale of the Bonds pursuant to this Underwriting Agreement will not violate the terms of such authorization; and no other authorization, approval or consent of any other governmental body or regulatory authority is legally required for the issuance and sale of the Bonds pursuant to this Underwriting Agreement, except such as have been obtained under the Securities Act and the Trust Indenture Act and such as may be required under the state securities or "blue sky" laws in connection with the purchase and distribution of the Bonds by the Underwriters;

               (e) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Iowa and has full power and authority (corporate and other) under such laws to own its properties and to conduct its business as described in the Registration Statement and the Prospectus; and the Company does not own or lease substantial properties or conduct its business in any state other than the State of Iowa;

               (f) The Bonds have been duly authorized, and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by and secured by the Mortgage; the Supplemental Indenture will be substantially in the form filed as an exhibit to the Registration Statement; the Supplemental Indenture has been duly authorized and, when executed and delivered by the Company and the Trustee, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, except as limited by the Public Utility Registration Act pursuant to Ch. 476 of the Iowa Code et seq., and except as limited, as to enforcement, by bankruptcy, insolvency and reorganization laws, other laws of general applicability relating to or affecting creditors' rights and general equity principles; and the Bonds and the Mortgage will conform in all material respects to the descriptions thereof in the Prospectus;

                     (g)   The Class "A" Bonds, upon the basis
          of which the Bonds are to be issued, have been duly authorized, and, when issued and delivered to the Trustee pursuant to the Mortgage, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided and secured by the 1940 Indenture (as defined in the Mortgage); the ______________ Supplemental Indenture to the 1940 Indenture will be substantially in the form filed as an exhibit to the Registration Statement; the ________________ Supplemental Indenture has been duly authorized and, when executed and delivered by the Company and the trustee under the 1940 Indenture, will constitute a valid and binding instrument, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of mortgagees' or other creditors' rights and general equity principles; and the Class "A" Bonds and the 1940 Indenture will conform in all material respects to the descriptions thereof in the Prospectus;

                    (h)  The ISU 1923 Indenture (as defined in
          the Mortgage) conforms in all material respects to the description thereof in the Prospectus; and

                     (i)   The consummation by the Company  of
          the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, the Company's Articles of Incorporation or Bylaws, as amended, or of any indenture or other agreement or instrument to which the Company is now a party.

           SECTION 5. Offering. Forthwith upon the execution of this Underwriting Agreement, the Representative, acting on behalf of the Underwriters, shall advise the Company whether a public offering of the Bonds is to be made, and, if so, shall furnish to the Company (which information shall be confirmed in writing as soon as practicable thereafter) (a) the information with respect to such reoffering of the Bonds and related matters that is required to complete the Prospectus Supplement or any post-effective amendment to the Registration Statement which may be required and a copy of any "agreement among underwriters;" (b) if a post-effective amendment to the Registration Statement is required, a consent, if necessary, to the filing of the post-effective amendment or an acceptable power-of-attorney authorizing an available individual to sign the consent on its behalf; and
(c) such further information, if any, as may be required to be furnished by the Company under the Federal Power Act. Such information and the power-of-attorney may be provided by telecopier (in the case of the power-of-attorney, followed promptly by an executed copy). Nothing in this Underwriting Agreement shall be construed to require that the Underwriters make any such public offering on a "fixed price" basis. The Representative agrees to notify the Company in writing of any change in the plan of distribution of the Bonds that would require a supplement to the Prospectus or an amendment to the Registration Statement.

           SECTION 6. Time and Place of Closing. Delivery of the Bonds and payment therefor by check or checks, payable to the Company or its order, in New York, New York, or by wire transfer, in immediately available funds, shall be made at the offices of Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, New York, at 10:00 A.M., New York Time, on the date which is three business days after the date on which this Underwriting Agreement becomes effective, or at such other place, time, and/or date as the Representative and the Company may agree upon in writing or as may be established in accordance with the following paragraph. The hour and date of such delivery and payment are herein called the "Closing Date."

           The Bonds shall be delivered to the Representative for the respective accounts of the Underwriters in registered form in such authorized denominations and registered in such names as the Representative may reasonably request in writing at least two business days prior to the Closing Date, or, to the extent not so requested, in the names of the respective Underwriters in such denominations as the Company shall determine.

           For the purpose of expediting the checking of the Bonds by the Representative, the Company agrees to make the Bonds available to the Representative for checking not later than 2:30 P.M., New York Time, on the last business day preceding the Closing Date, at the New York office of The First National Bank of Chicago, or at such other place, time, and/or date as may be agreed upon between the Company and the Representative.

           If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Bonds that it has agreed to purchase and pay for hereunder, the Company shall immediately give notice to the Representative of the default of such Underwriter, and the other Underwriters shall have the right within twenty-four
(24) hours after the receipt of such notice by the Representative to determine to purchase, or to procure one or more others, who are members of the National Association of Securities Dealers, Inc. ("NASD") (or, if not members of the NASD, who are foreign banks, dealers, or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), and satisfactory to the Company, to purchase, upon the terms herein set forth, the principal amount of Bonds that the defaulting Underwriter had agreed to purchase. If any non-
defaulting Underwriter or Underwriters shall determine to exercise such right, the Representative shall give written notice to the Company of such determination within twenty-four
(24) hours after it shall have received notice of any such default, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. If in the event of such a default the Representative shall fail to give such notice, or shall within such twenty-four (24) hour period give written notice to the Company that no other Underwriter or Underwriters, or others, will exercise such right, then this Underwriting Agreement may be terminated by the Company, upon like notice given to the Representative, within a further period of twenty-four (24) hours. If in such case the Company shall not elect to terminate this Underwriting Agreement, it shall have the right, irrespective of such default:

                      (a)    to  require  such  non-defaulting
          Underwriters to purchase and pay for the respective principal amounts of Bonds that they had severally agreed to purchase hereunder, as hereinabove provided, and, in addition, the principal amount of Bonds that the defaulting Underwriter shall have so failed to purchase up to a principal amount thereof equal to one-ninth (1/9th) of the respective principal amounts of Bonds that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or

                     (b)   to procure one or more others,  who
          are members of the NASD (or, if not members of the NASD, who are foreign banks, dealers, or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), to purchase, upon the terms herein set forth, the principal amount of Bonds that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a).

In the event the Company shall exercise its rights under clause (a) and/or (b) above, the Company shall give written notice thereof to the Representative within such further period of twenty-four (24) hours, and, thereupon, the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate this Underwriting Agreement.

          Any action taken by the Company under this Section 6 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Underwriting Agreement. Termination by the Company under this
Section 6 shall be without any liability on the part of the Company or any non-defaulting Underwriter, except as otherwise provided in paragraph (h) of Section 7.

          In the computation of any period of twenty-four (24) hours referred to in this Section 6, there shall be excluded a period of twenty-four (24) hours in respect of each Saturday, Sunday, or legal holiday which would otherwise be included in such period of time.

           SECTION 7.  Covenants of the Company.  The  Company
agrees with each of the Underwriters:

                     (a)   To deliver to the Representative  a
          signed   copy  of  the  Registration  Statement   as
          originally filed and of all amendments thereto relating to the Bonds or a conformed copy thereof certified by an officer of the Company to be in the form filed.

                     (b)   To  deliver  to  the  Underwriters,
          through the Representative, prior to 10:00 A.M. New York Time on the business day after the date on which this Underwriting Agreement becomes effective, as many copies of the Prospectus as the Representative may reasonably request.

                     (c)   To cause the Prospectus to be filed
          with the Commission pursuant to and in compliance with Rule 424, and to advise the Representative promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

                     (d)   During  such period  of  time  (not
          exceeding nine months) after the Prospectus has been filed with the Commission pursuant to Rule 424 as the Underwriters are required by law to deliver a prospectus, if any event relating to or affecting the Company or of which the Company shall be advised in writing by the Representative shall occur which in the Company's opinion should be set forth in a supplement or amendment to the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser of the Bonds, not misleading, to notify the Representative of such event and to amend or supplement the Prospectus by either (i) preparing and filing with the Commission and furnishing to the Representative at the Company's expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or (ii) making an appropriate filing pursuant to Section 13, 14, or 15(d) of the Exchange Act, which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser of the Bonds, not misleading; provided that should such event relate solely to the activities of any of the Underwriters, then the Underwriters shall assume the expense of preparing any such amendment or supplement. In case any Underwriter is required to deliver a prospectus after the expiration of nine months from the date the Prospectus is filed with the Commission pursuant to Rule 424, the Company, upon the request of the Representative, will furnish to the Representative, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus or supplements or amendments to the Prospectus complying with Section 10(a) of the Securities Act.

                     (e)  During such period of time after the
          date the Prospectus is filed with the Commission pursuant to Rule 424 as a prospectus relating to the Bonds is required to be delivered under the
          Securities Act, to file promptly all documents required to be filed with the Commission pursuant to
          Section 13, 14, or 15(d) of the Exchange Act.

                     (f)   To make generally available to  the
          Company's security holders as soon as practicable an earning statement (which need not be audited) in reasonable detail covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, as to comply with the requirements of
          Section 11(a) of the Securities Act and Rule 158 promulgated under the Securities Act.

                     (g)  At any time within six months of the
          date hereof, to furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Bonds for offer and sale under the "Blue Sky" laws of such jurisdictions as the Representative may reasonably designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.

                     (h)  Except as herein otherwise provided,
          to pay all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing of the Registration Statement and any amendments thereto, (ii) the issuance, printing, and delivery of the Bonds, (iii) the preparation, execution, filing, and recording of the Supplemental Indenture, (iv) the qualification of the Bonds under the "Blue Sky" laws of various jurisdictions up to a maximum cost to it for qualification and related legal fees of five thousand dollars ($5,000), (v) any fees charged by securities rating services for rating the Bonds and (vi) the typing, printing, and delivery to the Underwriters, through the Representative, of reasonable quantities of copies of the Registration Statement and the Prospectus, and any amendment or supplement thereto, except as otherwise provided in paragraph (d) of this Section. The Company shall not, however, be required to pay any amount for any expenses of the Representative or any of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of Section 8, 9, or 11, the Company will reimburse the Representative for  (i)  the  reasonable fees and disbursements  of
          counsel for the Underwriters, whose fees and disbursements the Underwriters agree to pay in any other event, and (ii) their reasonable out-of-pocket expenses, in an amount not exceeding a total of ten thousand dollars ($10,000), incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to any of the Underwriters for damages on account of loss of anticipated profits.

                    (i)  Not to sell any additional Collateral
          Trust Bonds (other than Collateral Trust Bonds of one or more other series having a maturity or maturities different from the date of maturity of the Bonds and with respect to which the Company shall have entered into a contract for sale on the same day as the effective date of this Underwriting Agreement) without the consent of the Representative until the earlier to occur of (i) the Closing Date or (ii) in the case of an initial public offering at a fixed price by the Underwriters, the date of the termination of the fixed price offering restrictions applicable to the Underwriters. The Representative agrees to notify the Company of such termination if it occurs prior to the Closing Date.

          SECTION 8. Conditions of Underwriters' Obligations. The obligation of the Underwriters to purchase and pay for the Bonds shall be subject to the accuracy of the representations and warranties made herein on the part of the Company and to the following conditions:

                     (a)  The Prospectus shall have been filed
          with the Commission pursuant to and in compliance with Rule 424.

                      (b)    No  stop  order  suspending   the
          effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date; and at the Closing Date the Representative shall have received a certificate, dated the Closing Date and signed by an officer of the Company, to the effect that no such stop order has been or is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission.

                      (c)    The   Federal  Energy  Regulatory
          Commission shall have authorized the issuance and sale of the Bonds and such authorization shall be in full force and effect;

                       (d)    At   the   Closing   Date,   the
          Representative shall have received from Stephen W. Southwick, Esq., counsel for IES Industries Inc., Winthrop, Stimson, Putnam & Roberts, counsel to the Company, Bradley & Riley, P.C. , special Iowa counsel to the Company, and Dorsey & Whitney, counsel for the Underwriters, opinions in substantially the form and substance set forth in Exhibits A, B, C and D hereto, respectively, (i) with such changes therein as may be agreed upon by the Company and the Representative, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus relating to the Bonds shall be supplemented after the Prospectus shall have been filed with the Commission pursuant to Rule 424, with changes therein to reflect such supplementation.

                       (e)    On   the   Closing   Date,   the
          Representative shall have received from Arthur Andersen LLP a letter dated the Closing Date, in substantially the form and substance set forth in Exhibit E hereto.

                       (f)    At   the   Closing   Date,   the
          Representative shall have received a certificate of the Company dated the Closing Date and signed by a Vice President of the Company, to the effect that
          (i) to the best knowledge of the signer, the Federal Energy Regulatory Commission has authorized the issuance and sale of the Bonds and such authorization is in full force and effect; (ii) since the most recent date as of which information is given in the Prospectus, as it may be amended or supplemented, there has not been any material adverse change in the business, property, or financial condition of the Company and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may be amended or supplemented; and (iii) to the best knowledge of the signer, the representations and warranties of the Company in this Underwriting Agreement are true and correct in all material respects at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

                     (g)  All legal proceedings to be taken in
          connection with the issuance and sale of the Bonds shall have been satisfactory in form and substance to counsel for the Underwriters.

          If any of the conditions specified in this Section 8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Representative with the consent of the Underwriters, who may include the Representative, which have agreed to purchase in the aggregate fifty percent (50%) or more of the principal amount of the Bonds, upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 7.

           SECTION  9.   Conditions of Company's  Obligations.
The obligations of the Company hereunder shall be subject to the following conditions:

                     (a)  The Prospectus shall have been filed
          with the Commission pursuant to and in compliance with Rule 424.

                      (b)    No  stop  order  suspending   the
          effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date.

                      (c)    The   Federal  Energy  Regulatory
          Commission shall have authorized the issuance and sale of the Bonds and such authorization shall be in full force and effect.

           In  case  any of the conditions specified  in  this
Section 9 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company upon notice thereof to the Representative. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 7.

          SECTION 10.  Indemnification.

                     (a)  The Company shall indemnify, defend,
          and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of
          Section 15 of the Securities Act from and against any and all losses, claims, damages, or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law. The Company shall reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them, such reimbursement to be made as such expenses are incurred by them, in connection with investigating any such losses, claims, damages, or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a preliminary prospectus (if used prior to the initial effective date of the Registration Statement), or in the Basic Prospectus (if used prior to the date that the Prospectus is filed with the Commission pursuant to Rule 424) or in the Registration Statement or the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been made), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses, or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or through the Representative on behalf of any Underwriter expressly for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from that part of the Registration Statement which shall constitute the statement of eligibility under the Trust Indenture Act of the Trustee under the Mortgage; and provided further, that the indemnity agreement contained in this paragraph shall not inure to the benefit of any
          Underwriter or of any person controlling any Underwriter on account of any such losses, claims, damages, liabilities, expenses, or actions arising from the sale of the Bonds to any person if there shall not have been given or sent to such person on behalf of such Underwriter (i) with or prior to the written confirmation of the sale to such person a copy of the Prospectus, as then amended or supplemented (exclusive for this purpose of any amendment or supplement relating solely to any offering of Collateral Trust Bonds other than the Bonds and of any document incorporated by reference pursuant to Item 12 of Form S-3), and (ii) as soon as available after such written confirmation a copy of any amendment or supplement to the Prospectus (exclusive for this purpose of any document incorporated by reference pursuant to Item 12 of Form S-3) which the Company shall thereafter furnish, pursuant to Section 7(d) hereof, relating to an event occurring prior to the payment for and delivery to such person of the Bonds involved in such sale. The indemnity agreement of the Company contained in this Section and the representations and warranties of the Company contained in Section 4 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any such controlling person, and shall survive the delivery of the Bonds.

                     (b)   Each  Underwriter shall  indemnify,
          defend, and hold harmless the Company, its directors and officers, and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages, or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them, such reimbursement to be made as such expenses are incurred by them, in connection with investigating any such losses, claims, damages, or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or through the Representative on behalf of such Underwriter expressly for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement thereof. The indemnity agreement of the respective Underwriters contained in this paragraph shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, its directors or officers, or any such controlling person, and shall survive the delivery of the Bonds.

                      (c)    The   Company  and  the   several
          Underwriters each shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify the indemnifying party or parties of any such action shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, the indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of the action, in which event the defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be a defendant or defendants in the action, and the indemnified defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of the action, the indemnifying party will reimburse the indemnified party or parties for the reasonable fees and expenses of any counsel retained by the indemnified party or parties. If the indemnifying party does not employ counsel to take charge of the defense or the indemnified party reasonably concludes that there may be defenses available to it or any person liable with it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying party will not have the right to assume the defense on behalf of the indemnified party), legal expenses (limited to those of one counsel for all indemnified parties) and other expenses reasonably incurred by the indemnified party will be paid by the indemnifying party. No party will be liable with respect to any settlement made without its prior written consent.

                     (d)  If the indemnification provided  for
          in this Section 10 is unavailable to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Bonds. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of
          such     fraudulent     misrepresentation.       The
          Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                     (e)   The respective obligations  of  the
          Company  and the Underwriters under this Section  10
          shall be in addition to any liability which each of them may otherwise have.

            SECTION   11.    Termination.   This  Underwriting
Agreement may be terminated at any time prior to the Closing Date by the Representative with the consent of the Underwriters, who may include the Representative, which have agreed to purchase in the aggregate fifty percent (50%) or more of the aggregate principal amount of the Bonds, if, prior to such time, (i) trading in securities on the New York Stock Exchange shall have been generally suspended, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the New York Stock Exchange, the Commission, or other governmental authority, (iii) a general banking moratorium shall have been declared by federal or New York State authorities, (iv) an outbreak or escalation of hostilities or other national or international calamity or crisis occurs, the effect of which on the financial markets of the United States is such as, in the reasonable judgment of the Representative, to make it impracticable to market the Bonds or enforce contracts for the sale of the Bonds or (v) in the reasonable judgment of the Representative, the subject matter of any amendment or supplement (prepared by the Company) to the Basic Prospectus, the Registration Statement or the Prospectus (except for information relating to the public offering of the Bonds or to the activity of any Underwriter or Underwriters) filed or issued after the effectiveness of this Underwriting Agreement by the Company shall have materially impaired the marketability of the Bonds. Any termination hereof pursuant to this Section 11 shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 7.

           SECTION  12.   Applicable Law.   This  Underwriting
Agreement and the Bonds to be sold hereunder shall be New York contracts, and their validity and interpretation shall be governed by the laws of the State of New York.

            SECTION 13. Successors. This Underwriting Agreement shall inure to the benefit of the Company, the Underwriters and, with respect to the provisions of Section 10, each director, officer, and controlling person referred to in Section 10, and their respective successors. Nothing herein is intended or shall be construed to give to any other person, firm, or corporation any legal or equitable right, remedy, or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such purchaser, of any of the Bonds from any of the Underwriters.

           SECTION 14. Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to the Representative at the address set forth below, or, if to the Company, shall be mailed or delivered to it c/o IES Utilities Inc., 200 First Street, SE, Cedar Rapids, Iowa 52401 Attention: Executive Vice President.

            SECTION 15. Counterparts. This Underwriting Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such counterparts, when so executed and delivered, shall be deemed to be an original, and all of such counterparts shall, taken together, constitute one and the same agreement.

                          ___________

           The stated interest rate to be borne by the Bonds and the price to be paid to the Company therefor (stated as a percentage of the principal amount of the Bonds), exclusive of accrued interest to be paid to the Company from the first day or the fifteenth day, as specified in Schedule I, of the month in which the Bonds are issued to the Closing Date, in each case  are  set  forth in Schedule I hereto.  If said  interest rate and price and this Underwriting Agreement are in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose; whereupon, this letter and your acceptance shall constitute a binding agreement between the Company and the several Underwriters in accordance with its terms.


                              Very truly yours,

                              As Representative(s) of the Underwriters


                              By:

                              By:

                              Name:__________________________

                              Title:____________________________

                              Address of Representative(s):







The foregoing Underwriting Agreement is hereby accepted as of the date set forth below:

IES UTILITIES INC.


By:

Name:___________________________________

Title:__________________________________

                          SCHEDULE I



Underwriting Agreement dated _________________

Registration Statement (No. 33-_______________)


Securities:

     Designation:

     Principal Amount:

     Date of Maturity:

     Interest Rate:

     Commencement of Interest Accrual:

     Purchase Price:

     Public Offering Price:

     Closing Date:

                          SCHEDULE II



                                                     Principal Amount
Name of Underwriter                                       of Bonds


                                                     $_____________

                                           Total     $



                                                     EXHIBIT A






              [Letterhead of IES Utilities Inc.]


                            [date]

Re: IES Utilities Inc.
      $         Collateral  Trust  Bonds,         % Series
      Due

Ladies and Gentlemen:

           I am counsel for IES Utilities Inc. (the "Company") and have participated in the issuance and sale by the Company
to   you   of  $             aggregate  principal  amount   of
Collateral      Trust     Bonds         %      Series      due
(the "Bonds"), issued under the Company's Indenture of Mortgage and Deed of Trust, dated as of September 1, 1993, to The First National Bank of Chicago, as Trustee (the "Trustee"), as amended and supplemented and as it is further supplemented by the _______ Supplemental Indenture dated as of ________, 199__ (the "Supplemental Indenture") (said Mortgage and Deed of Trust as so supplemented is herein referred to as the "Mortgage") pursuant to an Underwriting Agreement dated as of _________, 199__ between you and the Company (the "Underwriting Agreement").

      In this connection, I have examined, among other things, the following:

          (a)   the  Registration Statement and the Prospectus
          (such terms having the same meanings herein as in the Underwriting Agreement);

          (b) the Articles of Incorporation of the Company and all amendments thereto, as certified by the Secretary of State of the State of Iowa;

          (c) a Certificate of the Secretary of State or other appropriate state official certifying as to the good standing and qualification of the Company to transact business in the State of Iowa;

          (d) the Bylaws of the Company, certified by the Secretary of the Company;

          (e)  the Mortgage;

          (f) the Company's Indenture of Mortgage and Deed of Trust, dated as of August 1, 1940, to The First National Bank of Chicago, as trustee, as amended and supplemented and as it is further supplemented by the ________ Supplemental Indenture, dated as of ______, 199_, the "1940 Supplemental Indenture"), pursuant to which certain First Mortgage Bonds of the Company (the "Class 'A' Bonds") have been issued (said Mortgage and Deed of Trust as so amended and supplemented is herein referred to as the "1940 Indenture");

          (g) certified copies of the Resolutions of the Board of Directors of the Company dated __________ , 199__, including the Addendum to the Resolution of the Board setting forth the terms and conditions of the Bonds approved by the Executive Vice President dated _________ , 199__, pertaining to the authorization and sale of the Bonds and related matters;

          (h) the Company's Indenture of Mortgage and Deed of Trust, dated as of February 1, 1923, to The First National Bank of Chicago and Richard D. Manella, as trustees, as amended and supplemented (said Mortgage and Deed of Trust as so amended and supplemented is herein referred to as the "ISU 1923 Indenture");

          (i) the Application filed by the Company with the Federal Energy Regulatory Commission seeking authority for and approval of the issuance and sale of Bonds and a copy of the Letter of Authority issued by the Chief Accountant of such Commission, dated ________, 199__, authorizing and approving the issuance and sale of the Bonds;

          (j) counterparts of the Underwriting Agreement executed by you and the Company;

          (k) Abstracts of Title and Certificates for title searches covering all pertinent county records in the various counties in which property of the Company is situated, together with title opinions of counsel deemed by me to be competent and reputable and upon whom I believe I am justified in relying as to such matters;

          (l) copies of franchises of the Company and the proceedings under which they were granted; and

          (m) other information, documents, and material which I deem sufficient along with the foregoing to support this opinion.

      In addition, in connection with this opinion, I have reviewed various orders and certificates of, and members of the legal staff of IES Industries Inc., the parent company of IES Utilities Inc., had telephone conversations with, public officials. I have not examined the Bonds, except a specimen thereof.

      I am a member of the bar of the State of Iowa and do not hold myself out as an expert on the laws of any other State. As to all matters of Iowa law covered by the opinion of even date herewith of Bradley & Riley, P.C., special Iowa counsel to the Company, I have, with your approval, relied upon such opinion. I have reviewed said opinion and believe that it is satisfactory and that you and we are justified in relying thereon.

      Subject to the foregoing and to the further exceptions and qualifications set forth below and having regard to all legal and factual considerations which I deem relevant and based upon all such other information and documents furnished to or obtained by me as I believe necessary to enable me to render this opinion, including certificates of public officials, I am of the opinion that:

      1. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Iowa, with full power and authority (corporate and other) to own its property and to conduct its business as presently being conducted all within the State of Iowa.

      2.    The Bonds, the Mortgage, the Class "A" Bonds,  the
1940  Indenture  and  the ISU 1923 Indenture  conform  in  all
material   respects  to  the  descriptions  thereof   in   the
Prospectus.

     3. The Underwriting Agreement has been duly authorized, executed and delivered on behalf of the Company.

      4. The Class "A" Bonds have been duly authorized and, when duly executed, authenticated, issued and delivered to the Trustee, will constitute valid and legally binding obligations of the Company entitled to the benefits and security provided by the 1940 Indenture, except as limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of mortgagees' or other creditors' rights generally or by general principles of equity.

      5. The Bonds have been duly authorized and, when duly executed, authenticated, issued and delivered to and paid for by you in accordance with the terms of the Underwriting
Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits and security provided by the Mortgage, except as limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of mortgagees' or other creditors' rights generally or by general principles of equity.

      6. The Mortgage and the 1940 Indenture have been duly and validly authorized by all necessary corporate action of the Company, have been duly executed, acknowledged and delivered by the Company and are valid and legally binding instruments enforceable in accordance with their respective terms, except as limited by laws with respect to or affecting the remedies to enforce the security provided by the Mortgage or the 1940 Indenture, which laws do not, in my opinion, make inadequate the remedies necessary for realization of the benefits of such security, and except as limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of mortgagees' or other creditors' rights generally or by general principles of equity.

      7.    The  execution  and delivery of  the  Underwriting
Agreement, the consummation of the transactions therein contemplated and the fulfillment of the terms thereof do not and will not conflict with, or result in a breach by, the Company of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of the Company, the Mortgage, the 1940 Indenture or the ISU 1923 Indenture, or to the best of my knowledge after reasonable investigation, any other indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its properties are bound.

      8. The Company has good and valid title to all of the principal properties subject to the lien of the Mortgage, the 1940 Indenture, and/or the ISU 1923 Indenture.

      9. The references in the Mortgage to the descriptions in the 1940 Indenture and the ISU 1923 Indenture of the properties subject to the lien of the 1940 Indenture and the ISU 1923 Indenture are adequate to constitute the Mortgage a lien on such properties, subject only to (a) Permitted Liens (as defined in the Mortgage), (b) the prior lien of the 1940 Indenture, (c) the prior lien of the ISU 1923 Indenture and
(d) minor restrictions, exceptions and reservations in conveyance and defects which are of a nature ordinarily found in property of a similar character and magnitude; the Mortgage constitutes a valid direct mortgage lien upon all physical properties in the State of Iowa acquired by the Company after the date of the Mortgage, subject only to (a) Permitted Liens (as defined in the Mortgage), (b) the prior lien of the 1940 Indenture, (c) the prior lien of the ISU 1923 Indenture, (d) minor restrictions, exceptions and reservations in conveyance and defects which are of a nature ordinarily found in property of a similar character and magnitude and (e) liens, charges or encumbrances existing or placed thereon at the time of acquisition.

      10. The 1940 Indenture constitutes a valid direct first mortgage lien upon all properties subject to the lien thereof, subject only to (a) Permitted Encumbrances as defined therein, and (b) minor restrictions, exceptions and reservations in conveyance and defects which are of a nature ordinarily found in property of a similar character and magnitude; the 1940 Indenture constitutes a valid direct first mortgage lien upon all physical properties and franchises in the State of Iowa acquired by the Company after the date of the 1940 Indenture, subject only to Permitted Encumbrances (as defined therein) and to any liens, charges or encumbrances existing or placed thereon at the time of acquisition, and to the lien of the ISU 1923 Indenture with respect to certain property.

      11. The ISU 1923 Indenture constitutes a valid direct first mortgage lien upon all properties subject to the lien thereof, subject only to (a) Permitted Encumbrances as defined therein, and (b) minor restrictions, exceptions and reservations in conveyance and defects which are of a nature ordinarily found in property of a similar character and magnitude; the ISU 1923 Indenture constitutes a valid direct first mortgage lien upon all physical properties and franchises in the State of Iowa acquired by the Company after the date of the ISU 1923 Indenture and prior to the Merger, subject only to Permitted Liens (as defined therein) and to any liens, charges or encumbrances existing or placed thereon at the time of acquisition.

      12. The Mortgage, 1940 Indenture and ISU 1923 Indenture have been duly filed and recorded in all jurisdictions in which it is necessary for the Mortgage, 1940 Indenture and ISU 1923 Indenture to be filed and recorded in order to constitute a lien of record on the property subject thereto; appropriate financing statements have been filed in the appropriate offices in the State of Iowa; and each such recording or filing is fully effective to give constructive notice of the contents of each such recorded or filed document to all purchasers, mortgagees and secured parties of properties covered thereby.

       13. The Chief Accountant of the Federal Energy Regulatory Commission ("FERC") has authorized the issuance and sale of the Bonds, which authorization is, to the best of my knowledge, still in full force and effect; the issuance and sale of the Bonds to you pursuant to the Underwriting Agreement is in conformity with the terms of such authorization; and no other authorization, approval or consent of any other governmental body is legally required for the issuance and sale of the Bonds pursuant to the Underwriting Agreement, except such as have been obtained under the Securities Act of 1933, as amended ("Securities Act"), and such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Bonds by you.

      14. The Company has the legal right to function and operate as an electric and gas utility in the State of Iowa, holds valid and subsisting franchises authorizing it to carry on the utility business in which it is engaged in all incorporated communities having a population of 1,000 or more [(except in _________________, Iowa, where operations have not been impaired by the expiration of such franchises)], and has adequate licenses and permits where required by law to maintain electric and gas transmission and distribution lines through unincorporated areas and over public lands not located in incorporated communities and over private rights-of-way in the territory which it serves.

      15. Except as referred to in the Registration Statement and Prospectus, to the best of my knowledge, there are no material or contemplated legal proceedings to which the Company is or may be a party or of which property of the Company is or may be subject which depart from the ordinary routine litigation incident to the kinds of business conducted by the Company.

      16. The documents incorporated by reference in the Prospectus (other than the financial statements and financial and statistical data, as to which I express no opinion), when they were filed with the Securities and Exchange Commission (the "Commission"), complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder of the Commission; and I have no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

      17. To the best of my knowledge, there are no contracts or other instruments or documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

     With respect to the opinions set forth in Paragraphs 4, 5 and 6 above, I call your attention to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustee, as defined in the Mortgage, or other purchasers pursuant to the remedial provisions of the Mortgage or the 1940 Indenture) who seek to acquire, possess or use nuclear production facilities.

      I am a member of the bar of the State of Iowa and do not hold myself out as an expert on the laws of any other State. The opinion set forth above is solely for the benefit of the addressees of this letter and may not be relied upon in any manner by any other person without my prior written consent, except that Winthrop, Stimson, Putnam & Roberts may rely on this opinion as to all matters of Iowa law in rendering their opinions required to be delivered under the Underwriting Agreement.

                                        Very truly yours,


                                                     EXHIBIT B



      [Letterhead of Winthrop, Stimson, Putnam & Roberts]



                            [date]



Re: IES Utilities Inc.
     $               Collateral Trust Bonds,      % Series
     Due


Ladies and Gentlemen:

      We are Counsel for IES Utilities Inc. ("Company") and have acted in that capacity in connection with the issuance and sale by the Company to you pursuant to the Underwriting Agreement effective _________, 199__ ("Underwriting
Agreement") between the Company and you, of  $              in
principal amount of Collateral Trust Bonds, % Series due ____________ (the "Bonds"), issued under the Company's Indenture of Mortgage and Deed of Trust, dated as of September 1, 1993, to The First National Bank of Chicago, as Trustee (the "Trustee"), as amended and supplemented and as it is further supplemented by the _______ Supplemental Indenture dated as of _________________, 199__. Said Indenture of Mortgage and Deed of Trust as so supplemented is herein referred to as the "Mortgage."

      We are members of the New York Bar and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the United States of America. We have, with your consent, relied upon the opinions of even date herewith addressed to you by Stephen W. Southwick, Counsel for IES Utilities Inc., and Bradley & Riley, P.C., special Iowa counsel to the Company, as to the matters covered in such opinions relating to Iowa law. We have reviewed said opinions and believe that they are satisfactory and that you and we are justified in relying thereon.

      We  also examined such other documents and questions  of
law and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. We have not examined and are expressing no opinion or belief as to matters relating to the incorporation of the Company, titles to property, franchises or the lien of the Mortgage, or the lien of the IELP 1940 Mortgage or the ISU 1923 Mortgage (the terms "IELP 1940 Mortgage" and "ISU 1923 Mortgage" as used herein, having the same meanings as those terms in the Mortgage). We also have not examined the Bonds, except a specimen thereof. As to various questions of fact material to this opinion, we have relied upon representations and certificates of officers and representatives of the Company and statements in the Registration Statement (the terms "Registration Statement" and "Prospectus," as used herein, have the same meanings as those words in the Underwriting Agreement). We have also examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and other instruments, as we have considered relevant and necessary as a basis for such opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies.

      Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

     1. The Mortgage has been duly and validly authorized by all necessary corporate action of the Company, has been duly executed, acknowledged and delivered by the Company and is a valid and legally binding instrument enforceable in accordance with its terms, except as limited by laws with respect to or affecting the remedies to enforce the security provided by the Mortgage, which laws do not, in our opinion, make inadequate the remedies necessary for the realization of the benefits of such security, and except as limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of mortgagees' or other creditors' rights generally or by general principles of equity; and the Mortgage has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

      2. The Bonds have been duly authorized and, when duly executed, authenticated, issued and delivered to and paid for by you in accordance with the terms of the Underwriting
Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits and security provided by the Mortgage, except as limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of mortgagees' or other creditors' rights generally or by general principles of equity.

      3. The summaries of the terms of the Mortgage, the Bonds, the Class "A" Bonds, the IELP 1940 Mortgage and the ISU 1923 Mortgage contained in the Registration Statement and the Prospectus fairly describe in all material respects the provisions thereof required to be described by the registration statement form.

     4. The Underwriting Agreement has been duly authorized, executed and delivered on behalf of the Company.

      5.    The  execution  and delivery of  the  Underwriting
Agreement, the consummation of the transactions therein contemplated and the fulfillment of the terms thereof do not and will not conflict with, or result in a breach by, the Company of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of the Company or the Mortgage, or the IELP 1940 Mortgage, or to the best of our knowledge after reasonable investigation, any other indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its properties are bound. As used in this paragraph 5, the phrase "to the best of our knowledge after reasonable investigation" is intended to mean the actual knowledge or information known by the lawyers in our firm who have been principally involved in the transactions contemplated by the Underwriting Agreement.

       6. The Chief Accountant of the Federal Energy Regulatory Commission has authorized the issuance and sale of the Bonds, which authorization is, to the best of our knowledge, still in full force and effect; the issuance and sale of the Bonds to you pursuant to the Underwriting Agreement is in conformity with the terms of such authorization; and no other authorization, approval or consent of any other federal commission or regulatory authority is legally required for the issuance and sale of the Bonds pursuant to the Underwriting Agreement, except such as have been obtained under the Securities Act of 1933, as amended ("Securities Act") or the Trust Indenture Act.

      7. To the best of our knowledge, the Registration Statement is, at the date hereof, effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order with respect thereto have been instituted or are pending or threatened under the Securities Act; the Registration Statement, at the time of its effectiveness, and the Prospectus, at the time first filed with the Securities and Exchange Commission ("Commission") pursuant to Rule 424 under the Securities Act, complied as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act, and the applicable rules and regulations of the Commission thereunder (except that we express no opinion as to the financial statements or other financial or statistical data included or incorporated by reference therein or as to the Form T-1 filed as an exhibit to the Registration Statement).

     8. The Company and IES Industries Inc. are exempt from regulation under the Public Utility Holding Company Act of
1935, as amended, except under Section 9(a)(2) thereof.

     9. To the best of our knowledge, there are no contracts or other instruments or documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

      In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company and the information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 3 above. In connection with the preparation of the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with other counsel for the Company, with your counsel and with Arthur Andersen LLP, the independent certified public accountants who examined certain of the financial statements included or incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information that gives us reason to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the time first filed with the Commission pursuant to Rule 424 under the Securities Act and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus. We do not express any opinion as to the statements contained in the Form T-1 filed as an exhibit to the Registration Statement.

      With respect to the opinions set forth in Paragraphs 1 and 2 above, we call your attention to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustee, as defined in the Mortgage, or other purchasers pursuant to the remedial provisions of the Mortgage and the IELP 1940 Indenture) who seek to acquire, possess or use nuclear production facilities.

      The opinion set forth above is solely for the benefit of the addressees hereof in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be quoted or furnished to, or relied upon in any manner by, any other person or utilized for any other purpose without our prior written consent.

                         Very truly yours,


                         WINTHROP, STIMSON, PUTNAM & ROBERTS

                                                     EXHIBIT C




             [Letterhead of Bradley & Riley, P.C.]


                            [date]


Re:  IES Utilities Inc.
     $___________ Collateral Trust Bonds, __% Series
     Due ________


Ladies and Gentlemen:

      We have acted as special Iowa counsel for IES Utilities Inc., an Iowa corporation (the "Company"), in connection with the issuance and sale by the Company to you pursuant to the Underwriting Agreement dated _____________, 199__ ("Underwriting Agreement") between the Company and you, of $___________ in principal amount of Collateral Trust Bonds, __% Series due ___________ (the "Bonds"), issued under the Company's Indenture of Mortgage and Deed of Trust, dated as of September 1, 1993, to The First National Bank of Chicago, as Trustee (the "Trustee"), as amended and supplemented and as it is further supplemented by the _________ Supplemental Indenture dated as of __________, 199___ (the "Supplemental Indenture"). Said Indenture and Deed of Trust as so supplemented is herein referred to as the "Mortgage." This opinion is being delivered pursuant to Section 8(d) of the Underwriting Agreement.

      We have examined such documents and reviewed such questions of law as we have considered necessary and appropriate for the purposes of this opinion. [Assumptions to be stated here, including authenticity, signatures, conformity, legal capacity, due incorporation, valid existence, good standing, power and authority, mutuality of obligations, title to real properties, adequacy of interest in other property, UCC matters, due filing and recording, adequacy of property descriptions and accuracy of references.] [Reliance as to factual and other matters to be stated here.]

     Based upon the foregoing, we are of the opinion that:

     1. The Bonds, when duly executed, authenticated, issued and delivered to and paid for by you in accordance with the terms of the Underwriting Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits and security provided by the Mortgage.

      2. The Mortgage is a valid and legally binding instrument enforceable in accordance with its terms.

      3. The references in the Mortgage to the descriptions in the Company's Indenture of Mortgage and Deed of Trust, dated as of August 1, 1940, to The First National Bank of Chicago, as trustee, as amended and supplemented, and the Indenture of Mortgage and Deed of Trust, dated as of February 1, 1923, to The First National Bank of Chicago and Richard D. Manella, as trustees, as amended and supplemented, of the properties subject to the lien of the 1940 Indenture and the ISU 1923 Indenture, respectively, are adequate to constitute the Mortgage a lien on such properties in accordance with the terms of the Mortgage.

      4. The Mortgage is in proper form to create a valid lien on the properties subject thereto pursuant to the terms of the Mortgage.

     5. The Mortgage will constitute a valid direct mortgage lien, in accordance with the terms of the Mortgage, upon all properties in the State of Iowa acquired by the Company after the date of the Mortgage.

      [Qualifications to opinions to be stated here, including
bankruptcy,   principles  of  equity,  practical  realization,
title,   filing  and  recording,  priority,  perfection,   UCC
exceptions, and limitation as to Iowa law.]

      The opinion set forth above is solely for the benefit of the addressees of this letter and may not be relied upon in any manner by, nor may copies be delivered to, any other person without our prior written consent except that Stephen
W. Southwick, Esq. and Winthrop, Stimson, Putnam & Roberts may rely on this opinion as to all matters of Iowa law in rendering their opinions required to be delivered under the Underwriting Agreement.

                              Very truly yours,




                                                     EXHIBIT D



               [Letterhead of Dorsey & Whitney]

                            [date]

Re:  IES Utilities Inc.
     $_____________ Collateral Trust Bonds,   % Series
     Due _____________


Ladies and Gentlemen:

     We address this letter to you as the Underwriter named in the Underwriting Agreement dated _______________, 199__ ("Underwriting Agreement"), with respect to the $___________ aggregate principal amount of Collateral Trust Bonds, ___% Series due ___________ ("Bonds"), to be issued by IES Utilities Inc., an Iowa corporation ("Company"), under the Indenture of Mortgage and Deed of Trust, dated as of September 1, 1993, from the Company to The First National Bank of Chicago, as Trustee, as amended and supplemented and as it is further supplemented by the ________ Supplemental Indenture dated as of __________, 199__ ("Supplemental Indenture"). Said Indenture of Mortgage and Deed of Trust as so
supplemented is herein called the "Mortgage." This letter is given pursuant to Section 8(d) of the Underwriting Agreement.

      As  your  counsel,  we  have, among  other  things,  (i)
reviewed  the  recorded corporate proceedings of  the  Company relative to the issue and sale by it of the Bonds, (ii) cooperated with officers of the Company and its counsel and accountants in the preparation of the Registration Statement and Prospectus as such terms are defined in the Underwriting Agreement, (iii) reviewed the application filed by the Company with the Federal Energy Regulatory Commission ("FERC") under the Federal Power Act, as amended, in Docket Nos. ____________________ and ______________ for authority to issue and sell certain securities, (iv) participated in the preparation of the Supplemental Indenture, the Underwriting Agreement and other documents with respect to the Bonds and
(v) determined that the Securities and Exchange Commission ("SEC") declared the Registration Statement effective and examined the order issued by the Chief Accountant of the FERC in such Dockets.

      Based upon our examination of such statutes, decisions, documents and other matters of law and fact as we consider relevant for purposes of this letter, it is our opinion that:

      1. the Company is a validly organized and existing corporation in good standing under the laws of the State of Iowa;

     2. the Underwriting Agreement has been duly authorized, executed and delivered by the Company;

     3. the Mortgage has been duly and validly authorized by all necessary corporate action of the Company and has been duly executed, acknowledged and delivered by the Company; the Mortgage is a valid and legally binding instrument enforceable in accordance with its terms, except as limited by laws with respect to or affecting the remedies to enforce the security provided by the Mortgage, which laws do not, in our opinion, make inadequate the remedies necessary for the realization of the benefits of such security, and except as limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of mortgagees' or other creditors' rights generally or by general principles of equity; and the Mortgage has been duly qualified under the Trust Indenture Act of 1939, as amended ("Trust Indenture Act");

      4. the Bonds have been duly authorized and, when duly executed, authenticated, issued and delivered to and paid for by you in accordance with the terms of the Underwriting
Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits and security provided by the Mortgage, except as limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of mortgagees' or other creditors' rights generally or by general principles of equity;

      5. the Bonds, the Mortgage, the Class "A" Bonds, the IELP 1940 Indenture and the ISU 1923 Indenture (as such terms are defined in the Mortgage) conform as to legal matters with the statements concerning them made in the Prospectus, and such statements accurately set forth the matters respecting the Bonds, the Mortgage, the Class "A" Bonds, the IELP 1940 Indenture and the ISU 1923 Indenture required to be set forth in the Prospectus;

      6. the Chief Accountant of the FERC has authorized the issuance and sale of the Bonds, which authorization is, to the best of our knowledge, still in full force and effect; the issuance and sale of the Bonds to you pursuant to the Underwriting Agreement is in conformity with the terms of such authorization; and no other authorization, approval or consent of any other federal commission or regulatory authority is legally required for the issuance and sale of the Bonds pursuant to the Underwriting Agreement, except such as have been obtained under the Securities Act of 1933, as amended ("Securities Act"), or the Trust Indenture Act;

      7. the Registration Statement has become effective under the Securities Act, and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order with respect thereto have been instituted or are pending or threatened under the Securities Act;

     8. the Registration Statement and the Prospectus comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the applicable rules and regulations of the SEC thereunder (except that we express no opinion as to the financial statements and financial or statistical data contained therein); and

      9. the Company is a subsidiary of IES Industries Inc., an Iowa corporation, and both are exempt from regulation under the Public Utility Holding Company Act of 1935, as amended, except under Section 9(a)(2) thereof.

      In the course of the preparation of the Registration Statement and the Prospectus, we have considered the information set forth therein in light of the matters required to be set forth therein, and we have participated in conferences with officers and representatives of the Company, including its counsel and independent public accountants, during the course of which the contents of the Registration Statement and the Prospectus and related matters were discussed. We have not independently checked the accuracy or completeness of, or otherwise verified, and accordingly are not passing upon, and do not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as expressly stated in paragraph 5 of this letter); and we have relied as to materiality, to a large extent, upon the judgment of officers and representatives of the Company. However, as a result of such consideration and participation, nothing has come to our attention which causes us to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that we express no belief as to the financial statements and financial and statistical data contained therein), or that the Prospectus, at the time first filed with the SEC pursuant to Rule 424 under the Securities Act and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no belief as to the financial statements and financial and statistical data contained therein). We do not express any opinion as to the statements contained in the Form T-1 filed as an exhibit to the Registration Statement.

      For the purpose of rendering the opinions set forth in this letter, we have relied, as to various questions of fact material to such opinions, upon the representations made in the Underwriting Agreement and upon certificates of officers of the Company and public officials. We have also examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and other statements of government officials and other instruments, as we have considered relevant and necessary as a basis for such opinions. We have also assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons and the conformity with the original documents of any copies thereof submitted to us for our examination.

      With respect to the opinions set forth in Paragraphs 3 and 4 above, we call your attention to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustee, as defined in the Mortgage, or other purchasers pursuant to the remedial provisions of the Mortgage and the IELP 1940 Indenture) who seek to acquire, possess or use nuclear production facilities.

      The foregoing opinions are limited to the laws of the United States of America and the States of Iowa and New York.

      This letter is being delivered solely for the benefit of the persons to whom it is addressed; accordingly, it may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior written consent.

                                        Very truly yours,


                                        DORSEY & WHITNEY




                                                     EXHIBIT E



      Pursuant  to Section 8(e) of the Underwriting Agreement,
Arthur   Andersen   LLP  shall  furnish  a   letter   to   the
Representative to the effect that:

      1. They are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder.

      2. In their opinion, the financial statements and schedules audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder.

      3. On the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the latest available unaudited financial statements included or incorporated by reference in the Registration Statement, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors, the Executive Committee thereof and the stockholders of the Company, respectively, since the close of the most recent audited fiscal year to a specified date not more than five business days prior to the Closing Date, and inquiries of officials of the Company who have responsibility for the Company's financial and accounting matters
(it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and that they would not necessarily reveal matters of significance with respect to the comments made in such letter, and, accordingly, that Arthur Andersen LLP makes no representation as to the sufficiency of such procedures for the several Underwriters' purposes), nothing has come to their attention which caused them to believe that:

           (a) the unaudited financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder;

           (b) the audited and unaudited selected financial information and supplemental financial information and ratios of earnings to fixed charges included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable disclosure requirements of Regulation S-K promulgated under the Securities Act;

           (c) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles;

           (d) for the period from January 1, 199__ to the date of the latest available unaudited financial statements of the Company, there was any decrease in operating revenues, operating income or net income as compared with the corresponding period in the preceding year, except in all instances for decreases which the Prospectus discloses have occurred or may occur or except as set forth in such letter; and

           (e) at a specified date not more than five days prior to the Closing Date there was any change in the common stock or long-term debt of the Company, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur, for
     declarations   of   dividends,  for  the   repayment   or
     redemption of long-term debt, for the amortization of premium or discount on long-term debt, for the redemption or purchase of preferred stock for sinking fund purposes, for any increases in long-term debt in respect of previously issued pollution control revenue bonds, or for changes or decreases as set forth in such letter, identifying the same and specifying the amount thereof.

      4. They have read the latest unaudited ratios of earnings to fixed charges and the latest earnings coverage ratios and the amounts of additional first mortgage bonds or preferred stock of the Company issuable on the basis of such coverage ratios included in the most recent document incorporated by reference in the Prospectus containing such ratios and amounts and, in each case, have found such ratios and amounts to be in agreement with the appropriate records of the Company and the computations to be arithmetically correct.

      5. In addition to the audit referred to in their reports included or incorporated by reference in the Prospectus and the inspection of minute books, inquiries and other limited procedures referred to in paragraphs 3 and 4 above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information including certain pro forma information specified by the Representative which are derived from the general accounting records of the Company which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representative or in documents incorporated by reference in the Prospectus specified by the Representative and agreed to by the Company, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and have found them to be in agreement.